SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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 [x] Preliminary Proxy Statement [  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [  ] Definitive Proxy Statement  [  ] Definitive Additional Materials [  ] Soliciting Material Pursuant to __________

I.T. TECHNOLOGY, INC.

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(Name of Registrant as Specified In Its Charter)

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[ ]  Fee paid previously with preliminary materials.

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I.T. TECHNOLOGY, INC.

15303 VENTURA BOULEVARD – 9TH FLOOR

SHERMAN OAKS, CALIFORNIA 91403

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 24, 2002

To the Stockholders of

I.T. Technology, Inc.

The Annual Meeting of Stockholders of I.T. Technology, Inc., a Delaware corporation (the "Company"), will be held at 12.00 p.m. (Los Angeles time) on December 24, 2002, at the Company’s offices located at 9th Floor, 15303 Ventura Boulevard, Sherman Oaks, California 91403 for the following purposes:

1.

To elect three Directors, each to serve for a one-year term or until their successors are duly elected and qualified.

2.

To consider a proposal to amend the Certificate of Incorporation of the Company to change its name to "Avenue Group, Inc."

3.

To consider a proposal to amend the Company's 2000 Stock Option Plan (the "Plan") to: (i)  increase the number of shares of the Company's common stock authorized for issuance under the Plan from 8,250,000 shares to 15,000,000 shares, (ii) adopt certain other amendments to conform the Plan with provisions of  Rule 16-b(3) of the Securities Exchange Act of 1934, as amended, which would enable the Company's Board of Directors, as currently constituted, to grant options under the Plan and (iii) subject to stockholder approval of the Company's name change at the Annual Meeting,  to change all references to the Company's name in the Plan;

4.

To ratify the selection of the firm Weinberg & Company P.A. as the Company's independent accountants for the year ending December 31, 2002; and

5.

To transact any other business which may properly come before the meeting and any adjournments or postponements thereof.

These items of business are more fully described in the proxy statement and proxy accompanying this Notice. Also accompanying this Notice is the Company's Form 10-KSB Report for the year ended December 31, 2001.

The Board of Directors has fixed 5:00 pm (Pacific Standard Time) on November 26, 2002, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

A list of stockholders entitled to notice of and to vote at the Annual Meeting will be available during ordinary business hours for inspection by stockholders for purposes germane to the Annual Meeting during the ten days prior to December 24, 2002 at the Company's principal offices located on the 15303 Ventura Boulevard, Suite 900, Sherman Oaks, California 91403.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE.

By order of the Board of Directors

Jonathan Herzog

Secretary

Sherman Oaks, California

December__, 2002

I.T. TECHNOLOGY, INC.

(A DELAWARE CORPORATION)

15303 VENTURA BOULEVARD – 9TH FLOOR

SHERMAN OAKS, CALIFORNIA 91403

(818-380-3020)

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PROXY STATEMENT

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Approximate date proxy material first sent

to stockholders: December __, 2002

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GENERAL INFORMATION

INTRODUCTION

This proxy statement is being furnished to the holders of common stock, par value $0.0002 per share (the "Common Stock") of   I.T. Technology, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company, for use at the Annual Meeting of Stockholders of the Company which is scheduled to be held at 12:00 pm (Los Angeles time) on December 24, 2002 at the Company’s offices, located at 9th Floor, 15303 Ventura Boulevard, Sherman Oaks, California 91403 (the “Annual Meeting”).

Shares may not be voted unless a properly executed proxy card is returned or other specific arrangements are made to have shares represented at the meeting. Any stockholder of record giving a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company a notice in writing revoking it, by duly executing a proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to revoke the proxy and vote the shares in person. Stockholders whose shares are held in street name should consult with their brokers or other nominees concerning procedures for revocation. Subject to such revocation, all shares represented by a properly executed proxy card will be voted as directed by the stockholder on the proxy card.  If no choice is specified, proxies: (a) will be voted “FOR” (i) the persons nominated by the Board of Directors and (ii) ratification of Weinberg & Company as the Company's Independent Accountants for the year ended December 31, 2002; (b) may be voted "FOR" the proposed amendments to the Company's 2000 Stock Option Plan, unless certain proposed New York Stock Exchange rule changes go into effect prior to the Annual Meeting; and (c) will not be voted "FOR" or in any manner on any other matter.

In addition to soliciting proxies by mail, Company officers, Directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means. The cost of soliciting proxies will be paid by the Company. Although there is no formal agreement to do so, it is anticipated that the Company will reimburse banks, brokerage houses and other custodians, nominees or fiduciaries for their reasonable expenses in forwarding any proxy soliciting materials to their principals.

STOCKHOLDERS ENTITLED TO VOTE; RECORD DATE

The Company's Board of Directors (the "Board") has set 5:00 pm (Pacific Standard Time) on November 26, 2002 as the record date for stockholders of record entitled to receive notice and vote at the Annual Meeting (the "Record Date"). Only holders of record of the Company's common stock (the "Common Stock") on the Record Date are entitle to notice of and to vote at the Annual Meeting. Such stockholders will be entitled to cast one vote for each share of Common Stock held as of the Record Date on all matters properly submitted for the vote of stockholders at the Annual Meeting. The presence of the holders of a majority of the shares entitled to vote at the Annual Meeting, in person or by proxy, is necessary to constitute a quorum at the Annual Meeting. As of the Record Date there were 155,426,653 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. No shares of preferred stock were outstanding.

Voting Rights; Required Vote

Holders of Common Stock  are entitle to one vote for each held as of the Record Date. Stockholders are not entitled to cumulate their votes.

Directors are elected by a plurality of the eligible votes cast by holders of shares of Common Stock present in person or by proxy at the Annual Meeting for election of directors. Proposal No. 2 must be approved by the affirmative vote of a majority of the outstanding shares of Common Stock eligible to vote at the Annual Meeting or 77,713,327 votes. The affirmative vote of a majority of the voting power present, either in person or represented by proxy, and entitled to vote at the Annual Meeting will be required to approve Proposals 3 and 4 and any other matters to be voted upon at the Annual Meeting.

Under the General Corporation Law of the State of Delaware: (i) shares that are subject to abstention or a broker “non-vote” are counted as present and entitled to vote for purposes of determining the presence or absence of a quorum for the transaction of business; (ii) neither abstentions nor broker “non-votes” are counted for purposes of the election of Directors; (iii) abstentions in any other matter to be voted upon at the Annual Meeting will be considered to be present but not voting, and thus will have the effect of a “No” vote; and (iv) a broker “non-vote” in any other matter to be voted upon at the Annual Meeting will be considered to  be not present and not entitled  to vote on such matter, and thus will not be considered in the tabulation of votes in such matter. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal or matter, and so notifies the Company, because the nominee does not have discretionary voting power with respect to that proposal or matter and has not received voting instructions from the beneficial owner.

Any shares not voted (whether by abstention, broker non-vote or otherwise) or voted against a nominee will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Abstentions as to the proposals regarding Proposals 2 (amendment to the Certificate of Incorporation changing the Company's name),Proposal 3 (amendments to the Company's 2000 Stock Option Plan ("Plan")) and Proposal 5 (ratifying the selection of Weinberg & Company PA as the Company's Independent Public Accountants), will have the same effect as votes against such proposals. Broker non-votes will be treated as unvoted shares for purposes of determining approval of any such proposals and will not be counted as votes for or against such proposals.

New York Stock Exchange ("NYSE") regulations prohibit brokers or other nominees that are NYSE member organizations from voting in favor of proposals relating to matters such as those set forth in Proposal 2 unless they receive specific instructions from the beneficial owner of the shares to vote in that manner. Accordingly, for any shares held through a broker or other nominee who is an NYSE member organization, will only be voted in favor of Proposal 2 if the beneficial owner has provided specific voting instructions to its broker or other nominee to vote these shares in favor of that Proposal. In addition, the NYSE has proposed new regulations that would require brokers or other nominees that are NYSE member organizations from voting in favor of proposals relating to equity compensation plans unless they receive specific instructions from the beneficial owner of the shares to vote in that manner. This new rule may become effective before the Annual Meeting, in which case, for shares held through a broker or other nominee who is an NYSE member organization, such shares will only be voted in favor of Proposal 3 if the beneficial owner has provided specific voting instructions to its broker or other nominee to vote such shares in favor of that Proposal.

The NYSE rules do not prohibit brokers or other nominees that are NYSE member organizations from voting in favor of the election of directors or the ratification of accountants without specific voting instructions from the beneficial owner. Accordingly, the Company intends to vote any unmarked proxy "For" the election of the Company's nominees for director and "For" Proposal 4 the ratification of the selection of Weinberg & Company PA as the Company's independent public accountant for its fiscal year ended December 31, 2002.

Although, the Company knows of no contractual arrangements which may at a subsequent date result in a change of control of the Company; Levi Mochkin, formerly the Chief Executive Officer and a director of the Company, through various affiliates may be deemed to beneficially own 70,802,053 shares of Common Stock or approximately 45.6% of the shares eligible to vote at the Annual Meeting. The shares of Common Stock beneficially owned by the Mr. Mochkin are subject to a voting agreement with the Company. Pursuant to the voting agreement, these shares, will be voted in a like manner as the shares held by the remaining shareholders.  In addition, Jonathan Herzog, the Company's Chairman of the Board, Executive Vice President, Secretary and a Director may be deemed to beneficially own 10,000,000 shares of Common Stock. Mr. Mochkin is Jonathan Herzog's brother-in-law. Henry Herzog, a former President and Director of the Company and the father of Jonathan Herzog and the father-in-law of Levi Mochkin, beneficially owns 10,000,000 shares of Common Stock. See "Security Ownership of  Certain Beneficial Owners and Management" for additional information regarding Messrs. Mochkin, H. Herzog and J. Herzog's ownership of Common Stock.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Information Concerning the Nominees

The Company's Board of Directors (the "Board") has nominated the three incumbent Directors to be elected for a term expiring at the 2003 Annual Meeting of Stockholders, or until their successors are duly elected and qualified. The Board's nominees for Director are: Daniel Aharonoff, Jim (Yam-Hin) Tan and Jonathan Herzog. Biographical information concerning the nominees is set forth under the caption “Directors and Executive Officers” below. See "Security Ownership of  Certain Beneficial Owners and Management" for information regarding such persons’ holdings of Common Stock.

All of the Nominees for election as a director are currently serving as directors of the Company. The Board of Directors knows of no reason why any nominee if elected will be unable to continue to serve as a director. However if any nominees becomes unable or refuses to accept election, the remaining members of the Board will elect a new director to fill the existing vacancy(ies) and the proxies will be voted in favor of such.

If elected, all nominees are expected to serve until the 2003 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

The three nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company's directors to serve until the next annual meeting of stockholders and until their successors are elected and qualify. Stockholders of record on the Record Date are entitled to one vote up to per share of Common Stock owned or controlled by them for each of the nominees for director. Stockholders are not entitled to cumulate their votes in the election of the Company's directors.

The Company's Bylaws provide that only persons who are nominated in accordance with specified Bylaw procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders by, or at the direction of, the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with certain notice procedures set forth in the Bylaws. Such nominations must be made by written notice to the Secretary of the Company and must be delivered or mailed and received at the principal executive offices of the Company not less than 70 days or more than 90 days prior to the date of the meeting. In the event that the first public disclosure of the date of the meeting is made less than 70 days prior to the date of the meeting, notice by the stockholder will be timely if received not later than the close of business on the tenth day following the day on which such disclosure was first made.  In the event that the number of directors to be elected to the Board of the Company is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Company at least eighty (80) days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Company.  The stockholder's notice must set forth certain information concerning the proposed nominee and the stockholder giving notice, as set forth in the Bylaws.

The Board unanimously recommends a vote “FOR” the election of the above-named nominees as Directors.

Directors and Executive Officers

Set forth below are the biographies of each of the Company's current executive officers and Directors.

		POSITION(S) CURRENTLY HELD
NAME	AGE	WITH THE COMPANY
Daniel Aharonoff	32	President and Director and Chief Executive Officer of VideoDome.Com Networks, Inc.
Jonathan Herzog	31	Executive Vice President, Chairman of the Board, Secretary and Director
Jim Tan	57	Chief Financial Officer and Director

DANIEL AHARONOFF.  Mr. Daniel Aharonoff has served a director and President of the Company since May 2002. Mr. Aharonoff is also the Chief Executive Officer,  and 50% shareholder (along with his wife Vardit Cohen) of the Company’s 50% owned subsidiary VideoDome. Prior to founding VideoDome in 1997, Mr. Aharonoff was the founder in 1995 and Chief Executive Officer of Infolink Communications an internet training center.  Mr. Aharonoff has been involved in the digital media sector since the industries inception in 1995. He also served as interim CTO for The Fox Family Channel and FoxKids Online Network. An electronics engineer and avid inventor by trade, Mr. Aharonoff is a contributing writer, speaker, and commentator on the topic of digital media.

JONATHAN HERZOG.  Mr. Jonathan Herzog was the original founder of the Company and served as its Chief Financial Officer from February 1999 to August 2001, when he filled a vacancy to become the Company's Chairman of the Board and Chief Executive Officer. Since November 2001, Mr. Herzog has served as an Executive Vice President of the Company and in May 2002 was once again appointed as its Chairman. Between 1995 and 1999, Mr. Herzog was a securities dealer and consultant with the Ledger Holdings Group at Bell Securities Limited, a member of the Australian Stock Exchange. He has been actively involved in the Australian financial markets for over thirteen years. He attended the Rothberg School at Hebrew University in Jerusalem in 1991. Mr. Herzog is a Fellow of the Australian Institute of Company Directors since 1993, and holds a Bachelor of Economics Degree from Monash University in Melbourne, Australia.

(Yam–Hin) JIM TAN.  Mr. Jim Tan is a Chartered Accountant in Australia. Mr. Tan has served as the Company’s Chief Financial Officer since August 2001. Mr. Tan joined I.T. Technology in April 2001, to serve as a financial controller and manager of Business Development at Stampville. For a period of over five years prior to April 2001, Mr. Tan was a self-employed Business Consultant in Malaysia consulting to government agencies in Malaysia and to private industry in the Pacific Rim and China. In 1976, he was admitted as an associate member to the Institute of Chartered Accountants in Australia. From 1967 to 1975, Mr. Tan was employed in Melbourne, Australia, with various Chartered Accounting firms, including Marquand and Co., which became part of Hall Chadwick and Coopers and Lybrand, now known as Price Waterhouse Coopers, specializing in the areas of Audit and Insolvency.

BOARD OF DIRECTORS, COMMITTEES AND COMPENSATION

The By-Laws of the Company provide that the number of Directors of the Company shall be not less than three nor more than eleven.

Directors need not be stockholders of the Company or residents of the State of Delaware. Directors are elected for an annual term and generally hold office until the next Directors have been duly elected and qualified. Directors may receive compensation for their services as determined by the Board of Directors. See "Compensation of Directors and Executive Officers".

Currently the Board of Directors consists of three members. Currently serving as Directors are Messrs. Daniel Aharonoff, Jonathan Herzog and Yam-Hin (Jim)Tan. Messrs. Herzog and Tan were elected pursuant to a Written Consent of Shareholders in Lieu of Annual Meeting dated December 19, 2001, Mr. Aharonoff was elected to the Board pursuant to a Unanimous Written Consent Action of directors executed on April 30, 2002 to fill an existing vacancy.

During the year ended December 31, 2001 the Board of Directors held 13 meetings in person or by Written Consent. All members of the Board of Directors attended more than 75% of the total number of meetings of the Board that they were eligible to attend.

The Board of Directors has no standing committees and acts as its own nominating committee, compensation committee and internal audit committee.

The executive officers of the Company are appointed by the Board of Directors.

Director Compensation

All of the current directors of the Company are officers and employees of the Company who receive a salary from the Company and in the case of Mr. Aharonoff, VideoDome also. See "Executive Compensation, Employment Agreements, Termination of Employment and Change-in Control Arrangements" below.  . In order to induce qualified outside directors to join the Board in the future, the Company may consider a reasonable compensation program consisting of cash compensation and restricted stock/or option grants. The Company also intends to reimburse future outside directors of the Company for their  reasonable expenses in attending Board meetings.

PROPOSAL NO. 2

TO AMEND THE CERTIFICATE OF INCORPORATION

OF THE COMPANY TO CHANGE ITS NAME

TO "AVENUE GROUP, INC."

Our Board of Directors has approved and recommends that our stockholders approve a proposal to change our corporate name from "I.T. Technology, Inc." to "Avenue Group, Inc."

Reasons for the Name Change

The Board of Directors has determined that the proposed name change is in the best interests of the Company and our stockholders, because the Board believes that the new name better reflects our recent decision to broaden our strategic focus and pursue a wider range of potential growth and investment strategies, beyond technology based entities and our existing e-commerce and digital media businesses. As a result of this expanded focus, our activities will potentially incorporate interests in other enterprises or ventures distinct from its present operations.

Effects of the Name Change

If the proposed amendment is adopted, Article I of our certificate of incorporation would be amended to read as follows:

"The name of this corporation is Avenue Group, Inc."

In addition, all other references to our corporate name in our certificate of incorporation would be changed to "Avenue Group, Inc."  The approval of the name change will not affect in any way the validity of currently outstanding stock certificates and will not require our stockholders to surrender or exchange any stock certificates that they currently hold.  The Board of Directors has sole discretion to elect whether to file the proposed amendment of the certificate of incorporation.  If the name change is not effected by the first anniversary of this meeting of stockholders, the Board's authority to effect the name change will terminate and stockholder approval again would be required prior to implementing any name change.

The Board of Directors unanimously recommends that stockholders vote ”FOR" approval of the amendment to our certificate of incorporation changing the name of the Company to "Avenue Group, Inc."

PROPOSAL NO. 3

RATIFICATION AND APPROVAL OF AMENDMENTS

TO THE COMPANY'S 2000 STOCK OPTION PLAN

General

At the Meeting, stockholders of the Company will be asked to consider a proposal to ratify and approve the Company's  2000 Stock Option Plan (the “Plan”).  The Plan is a broad-based plan in which all officers, directors and employees of the Company and its subsidiaries are eligible to participate.

Although the Plan became effective on February 14, 2001 no options have been granted under the Plan. There are an aggregate of 8,250,000 shares which were available for future grants of options under the Plan.

On October 28, 2002, the Board of Directors of the Company amended the Plan, subject to approval of the stockholders, to (i) increase the number of shares of common stock reserved for issuance under the Plan by  6,750,000 shares from 8,250,000 shares to 15,000,000 shares (ii) to delete any requirement that Board members be "outside directors" as such term is defined under the Plan in order for them to take action with respect to the Plan, when the Board, acting as a whole, administers the Plan, and (iii) solely in the event Proposal 2 passes, to change all references in the Plan from "I. T. Technology, Inc." to "Avenue Group, Inc."

Reasons for Amendment of the Plan

The amendments to the  Plan have been adopted by the Board  and are recommended for approval by the Company’s stockholders because the Board believes that option grants and the stock issuances under the Plan will play an important role in the Company’s efforts to attract employees of outstanding ability and to reward employees for outstanding performance. Under the Plan as currently drafted the Board may administer the Plan only if directors who are not "outside directors" abstain from voting on any Plan matter.  Although, in the past the Company has had outside directors on its Board, currently the Board has no "outside directors."  Given the Company's size, the developmental nature of its operations and lack of financial resources, as well as the recent  publicity relating to scandals at  a number of large US public companies and the attendant focus on appropriate oversight required by the board of directors on management of public companies; the Company has found it difficult to attract suitable "outside director" Board candidates. As a result of the Company's lack of  any "outside director" on the Board, the Company has been unable to administer the Plan and to grant any options thereunder. Accordingly, the Board has approved an amendment to the Plan which would modify Section 6.1 thereof to delete the requirement that Board members who are not "outside directors" abstain from voting on any action regarding the Plan. If this amendment to the Plan is approved by the stockholders, the grant of future options by the Board (which may include non-outside directors") under the Plan will be deemed to be an "exempt" transaction under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), thereby enabling to the Board to grant such options to executive officers or outside directors without having such grant in of itself  creating potential liability for the optionee under Section 16b of the Exchange Act..

Originally, 1,650,000 shares of Common Stock were authorized for issuance under the Plan. As a result of the Company's 5 for 1 stock split in 2000, the number of authorized shares available for option grants under the Plan increased to 8,250,000. Although the Company has not been able to grant any options under the Plan, the Board believes that it would be in  the Company's best interests to have available for grant a number of shares which approximates 10% of the shares outstanding. There are currently 155,426,653 shares of Common Stock outstanding with an additional 1,250,000 shares subject to options granted outside of the Plan which are immediately exercisable. In light of the foregoing, the Board is recommending that Section 8.1 of the Plan be amended to increase the number of shares of Common Stock authorized for issuance pursuant to the Plan by 6,750,000 shares from 8,250,000 shares to 15,000,000 shares. The increase in the number of authorized shares under the Plan is intended to assure that the Company retains its ability to attract and reward employees through appropriate option grants.

Solely in the event Proposal 2 passes, changing the Company's name, the Company also proposes to amend the Plan to replace all references to  "I. T. Technology, Inc." with "Avenue Group, Inc."

Attached hereto and made a part hereof as Exhibit A is a copy of  the proposed amendments to the Plan.

Description of the Plan

Following is a brief summary of the Plan, qualified by reference to the complete text of the Plan, as so amended, a copy of which will be available at the Annual Meeting and can be obtained by writing to the Corporate Secretary, 15303 Ventura Boulevard – 9th floor, Sherman Oaks, CA 91403.

Purpose of the Plan.  The purpose of the Plan remains to further the growth and development of the Company and its subsidiaries by providing an incentive to directors, officers, other key employees and other individuals who provide services to the Company and/or  its subsidiaries who are in a position to contribute materially to the prosperity of the Company and to participate in the long term growth of the Company by receiving the opportunity to acquire shares of the Company's Common Stock and to provide for additional compensation based on appreciation in the Company's shares.  The Plan provides a means to increase such persons' interests in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries.

Types of Options. Two types of options may be granted under the Plan: options intended to qualify as incentive stock options under Section 422 of the Code; and non-qualified stock options not specifically authorized or qualified for favorable federal income tax consequences.

Administration. The Plan, as amended, will be administered by the Board of Directors, or in the discretion of the Board, by a Committee (“Committee”) consisting of two or more directors of the Company where each such director is a “non-employee director” (within the meaning of amended Rule 16b-3 under the Securities Exchange Act of 1934). The Plan administrator shall have exclusive authority to determine employees to whom options will be granted, the timing and manner of the grant of options, the exercise price, the number of shares covered by and all of the terms of options, the duration and purpose of leaves of absence which may be granted to optionees without constituting termination of employment for purposes of the Plan and all other determinations necessary or advisable for administration of the Plan. Members of the Committee are appointed by and serve at the pleasure of the Board and may be removed by the Board at its discretion. The Company’s stockholders may elect to remove one or all of the members of the Board or of the Committee by voting for the removal of such members as directors of the Company. If the Board administers the Plan, as currently worded, the Plan provides that only "outside directors" as defined in the plan are eligible to take any action with respect to the Plan.

Eligibility. Any employee (including officers who are employees) or directors and any other individual who provides services to the Company provided, however, that any person who owns more than 10% of the voting power of the Company's voting stock shall only be eligible to receive qualified (or incentive) options with a five (5) year term and at an exercise price of at least 110% of the fair market value of the Common Stock of the Company or any of its subsidiaries.

Shares Subject to the Plan. The aggregate number of shares of Common Stock which may be issued after October 28, 2002, the date of amendment of the Plan subject to stockholder approval, pursuant to exercise of options granted under the Plan shall not exceed 15,000,000 shares (subject to adjustment pursuant to the “anti-dilution” provisions of the Plan). This represents an increase of 6,750,000 shares in the aggregate number of shares covered by the Plan prior to amendment. Subject to the provisions of the Plan, the Board or the Committee may determine, in its sole discretion, the number of shares of common stock of the Company with respect to which incentive stock options and non-qualified stock options may be granted.

Grant, Term and Conditions of Options. The Option Price for the shares subject to any Stock Option shall be such amount as is determined by the Plan Administrator.  The Option Price for the shares subject to any Nonqualified Stock Option may be less than Fair Market Value, but not less than par value per share. The Option Price for the shares subject to any Incentive Stock Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock of the Company on the date the Stock Option is granted.  In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the Option Price shall not be less than 110% of the Fair Market Value of the shares of Common Stock of the Company on the date the Stock Option is granted.

The purchase price for any shares purchased pursuant to exercise of an option granted under the Plan must be paid in full upon exercise of the option in cash or, at the discretion of the Board or Committee, upon such terms and conditions as it may approve, by transferring to the Company for redemption shares of common stock at their fair market value. Notwithstanding the foregoing and subject to any applicable limitations on loans to officers under the rules and regulations of the Securities and Exchange Commission, the Plan Administrator may allow for a form of "cashless exercise," "stock for stock exercise" or "stock withholding exercise" or  a form extend and maintain, or arrange for the extension and maintenance of, credit to any optionee to finance his or her purchase of shares pursuant to exercise of an option on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

No option shall be exercisable during the lifetime of an optionee by any other person. The Plan Administrator has the power to set the time(s) within which each option shall be exercisable and to accelerate the time(s) of exercise.

No option shall be exercisable after the earliest of the following: the expiration date of the option as determined by the Plan Administrator at the time the option is granted,  ten years after the date the option is granted; and unless otherwise approved by the Plan Administrator, thirty (30) days after the date the optionee’s employment with the Company and its subsidiaries terminates if termination is for any reason other than permanent disability, death, or cause; the date the optionee’s employment terminates if termination is for cause; or one year after the date the optionee’s employment terminates if termination is a result of death or permanent disability.

The aggregate fair market value (determined as of the time the option is granted) of stock with respect to which incentive stock options are exercisable by any employee for the first time during any calendar year shall not exceed $100,000.

Within certain limitations, the Plan Administrator has the power to modify, extend, or renew outstanding options granted under the Plan, accept the surrender of outstanding options and authorize the granting of new options in substitution therefore.

Mergers, Reorganizations and Consolidations.  In the event of a liquidation of the Company or a merger, reorganization or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the sale of all or substantially all of the property of the Company, any unexercised options previously granted under the Plan shall be deemed cancelled unless the surviving corporation elects to assume the options or to use substitute options. However, unless the surviving corporation elects to assume the options or to use substitute options, the optionee shall have the right, exercisable during a ten day period ending on the fifth day prior to such liquidation, merger or consolidation, to fully exercise the optionee’s option in whole or in part including but not limited to any unvested portions of such options.

Plan Amendments.  The Plan may be terminated or amended by the Board as it shall deem advisable. Without the authorization and approval of the stockholders, however, the Board may not make any amendments which would (i) increase the total number of shares covered by the Plan, (ii) change the class of persons eligible to participate, or (iii) extend the term of the Plan beyond ten years from the date of adoption.

Term of Plan.  Unless sooner terminated by the Board in its sole discretion, the Employee Plan, as amended, will expire on February 14, 2011.

Federal Income Tax Consequences

Both non-qualified stock options and incentive stock options may be granted under the Employee Plan. The federal income tax consequences to the Company and to any person granted an option under the Plan, under the existing applicable provisions of the Code and the regulations thereunder, are substantially as set forth below.

Non-Qualified Options. Under current federal income tax law, the grant of a non-qualified option under the Plan will have no federal income tax consequences to the Company or the optionee. Generally, upon exercise of a non-qualified stock option granted under the Plan, the excess of the fair market value of the stock at the date of exercise over the option price (the “Spread”) is taxable to the optionee as ordinary income. All such amounts taxable to an employee are deductible by the Company as compensation expense. The deduction will be allowed for the taxable year of the Company which includes the end of the taxable year in which the optionee includes an amount in income.

Code Section 162(m) generally denies a tax deduction to any publicly held corporation for compensation that exceeds one million dollars paid to certain senior executives in a taxable year, subject to an exception for “performance based compensation” as defined in the Code and subject to certain transition provisions.  The Company reserves the authority to award non-deductible compensation in the future as it deems appropriate. In addition, notwithstanding the Company’s efforts, ambiguities and uncertainties regarding the application and interpretation of Section 162(m) make it impossible to provide assurance that performance-based compensation will, in fact, satisfy the requirements for deductibility under Section 162(m). Thus, Section 162(m) could limit the deductibility of compensation related to the exercise of options granted under the  Plan.

Generally, the shares received on exercise of an option under the  Plan are not subject to restrictions on transfer or risks of forfeiture and, therefore, the optionee will recognize income on the date of exercise of a non-qualified stock option. However, if the optionee is subject to Section 16(b) of the Exchange Act, the Section 16(b) restriction will be considered a substantial risk of forfeiture for tax purposes. Under current law, employees who are either directors or officers of the Company will be subject to restrictions under Section 16(b) of the Exchange Act during their term of service and for up to six months after termination of such service. Rule 16b-3 promulgated under the Exchange Act  provides an exemption from the restrictions of Section 16(b) for the grant of derivative securities, such as stock options, under qualifying plans. Because the Plan satisfies the requirements for exemption under Rule 16b-3, the grant of options will not be considered a purchase and the exercise of the options to acquire the underlying shares of the Company common stock will not be considered a purchase or a sale. Thus, ordinary income will be recognized and the Spread will be measured on the date of exercise.

The taxable income resulting from the exercise of a non-qualified stock option will constitute wages subject to withholding and the Company will be required to make whatever arrangements are necessary to ensure that funds equalling the amount of tax required to be withheld are available for payment, including the deduction of required withholding amounts from the optionee’s other compensation and requiring payment of withholding amounts as part of the exercise price. The tax basis for the Company common stock acquired is the option price plus the taxable income recognized. An optionee will recognize gain or loss on the subsequent sale of shares acquired upon exercise of a non-qualified stock option in an amount equal to the difference between the amount realized and the tax basis of such shares. Such gain or loss will be long-term or short-term capital gain or loss, depending upon whether the shares have been held for more than one year.

Incentive Stock Options. There will be no federal income tax consequences to the Company or the employee as a result of the grant of an incentive stock option. The optionee also will not recognize income when the incentive stock option is exercised (subject to the alternative minimum tax rules discussed below). Generally, the Company receives no deduction at the time of exercise.

In the event of a disposition of shares acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the employee has held the shares.  If the employee does not dispose of the shares within two years after the incentive stock option was granted, or within one year after the incentive stock option was exercised and shares were purchased, then the employee must recognize only a long-term capital gain or loss.  The Company is not entitled to any deduction under these circumstances.

If the optionee fails to satisfy either of the foregoing holding periods, then he or she must recognize ordinary income in the year of disposition (referred to as a “disqualifying disposition”).  The amount of such ordinary income generally is determined under the rules applicable to non-qualified options (see above).  However, such ordinary income will in no event exceed the amount of the gain realized on the sale, provided that the disposition involves an arm’s-length sale or exchange with an unrelated party.  Any gain in excess of the amount taxed as ordinary income will be treated as capital gain.  The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

The Spread under an incentive stock option is treated as an adjustment in computing alternative minimum taxable income (“AMTI”) for the year of exercise. If a taxpayer’s AMTI exceeds an exemption amount equal to $45,000 in the case of a married individual filing a joint return ($33,750 in the case of a single taxpayer), then the alternative minimum tax equals 26% of the first $175,000 of the excess and 28% of the taxable excess that exceeds $175,000, reduced by the amount of the regular federal income tax paid for the same taxable year. The exemption amount is subject to reduction in an amount equal to 25% of the amount by which AMTI exceeds $150,000 in the case of a married individual filing a joint return ($112,500 in the case of a single taxpayer). A subsequent disqualifying disposition of shares acquired upon exercise of an incentive stock option will eliminate the AMTI adjustment if the disposition occurs in the same taxable year as the exercise. A disqualifying disposition in a subsequent taxable year will not affect the alternative minimum tax computation in the earlier year.

Payment of Option Exercise Price in Shares. To the extent an optionee pays all or part of the option exercise price of a non-qualified stock option by tendering shares of common stock owned by the optionee, the tax consequences described above apply except that the number of shares of common stock received upon such exercise which is equal to the number of shares surrendered in payment of the option price will have the same tax basis and holding periods as the shares surrendered. The additional shares of common stock received upon such exercise will have a tax basis equal to the amount of ordinary income recognized on such exercise and a holding period which commences on the day following the date of recognition of such income.  Under proposed Treasury regulations, if an optionee exercises an incentive stock option by tendering shares of Company common stock previously acquired by the exercise of an incentive stock option that have not satisfied statutory holding period requirements, a disqualifying disposition will occur and the optionee will recognize income and be subject to other basis allocation and holding period requirements.

Plan Benefits

No options have been granted under the Plan. Directors and executive officers of the Company are eligible to receive options under the Plan. However, because no specific grants have been discussed or approved, the Company cannot now determine the number of options that may be granted to directors or executive officers in the future as a result of the proposed amendment to the Plan.

Vote Required For Approval of Proposal 3

Approval of Proposal 3 to ratify and approve the  amendments to the Plan, requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person  or represented by proxy and  entitled to vote at the Meeting.

The Board of Directors recommends a vote “FOR” ratification and approval of the following amendments to the Plan (i) an increase in the number of shares of Common Stock reserved for issuance thereunder by 6,750,000 shares to 15,000,000 shares (ii) the deletion of any requirement that Board members be "outside directors" in order for them to take any action with respect to the Plan when the Board, acting as a whole, administers the Plan, and (iii) solely if Proposal 2 passes, replacement of any reference to "I. T. Technology, Inc." with the "Avenue Group, Inc." in the Plan.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth to the best of the Company's knowledge the number of shares beneficially owned as of November 26, 2002, by (i) the executive officers and directors of the Company (ii) each person (including any "group" as that term is defined in Section 13(d)(3) of the Exchange Act) who beneficially owns more than 5% of the Common Stock, and (iii) all directors and officers of the Company as a group. Except as noted below each of the persons listed is deemed to have the sole voting right and right to dispose of the shares held by them.

NAME

        BENEFICIALLY OWNED

        PERCENT(1)

Levi Mochkin

70, 802, 053(2) (3)

45.6%

Rentamobile P/L

50,000,000 (4)

24.3%

K&K Plastics P/L

50,000,000 (4)

24.3%

Instanz Nominees Pty Ltd

18,500,000 (5)

11.9%

Jonathan Herzog

10,000,000 (6)

  6.4%

Henry Herzog

10,000,000 (7)

  6.4%

Daniel Aharonoff

       20,000 (8)

     *

Yam-Hin (Jim) Tan

     250,000 (9)

     *

All directors and officers as a group

10,270,000 (10)

 6.6%

(3 individuals)

*  Represents less than 1% of the outstanding Common Stock

(1)

Based upon 155,426,653 shares outstanding plus in the case of the executive officers and directors and all officers and directors as a group, all shares issuable upon the exercise of stock options held by them which were exercisable on November 26, 2002 or within 60 days thereafter.

(2)

Includes (i) 54,783,356 shares held by Ledger Technologies Pty  Ltd ("Ledger"); (ii) 9,000,000 shares held by Sunswipe Australasia Pty Ltd ("Sunswipe");  (iii) 6,704,521 shares held by Daccar Pty Ltd ("Daccar") and (iv) 314,176 shares held by Nasdaq Australia Pty Ltd. ("NAPL"). Mr. Mochkin,  a former Chief Executive Officer and director of the Company, is an affiliate of Ledger, Sunswipe, Daccar and NAPL and may be deemed be a beneficial owner of the 70,802,053 shares held by such entities.

(3)

Lisa Mochkin, spouse of Levi Mochkin, a former director and Chief Executive Officer of the Company, is a director of Ledger and Sunswipe.  Lisa Mochkin is also the sister of Jonathan Herzog the Company's Chairman and Executive Vice President.

(4)

Includes 50,000,000 shares issuable jointly to Rentamobile P/L and K&K Plastics P/L (the "Holders") upon the exercise of an option held by such Holders at $0.04 per share. This option was purchased from the Company by the Holders for (USD) $500,000. Each of the Holders may be deemed to have shared voting and dispository power over these shares.

(5)

Helen Abeles, a former director of the Company is an affiliate of Instanz.

(6)

Includes 10,000,000 shares held by Eurolink International Pty Ltd. ("Eurolink"). Jonathan Herzog, the Company’s Executive Vice President and a director of the Company may be deemed to be the beneficial owner of 10,000,000 shares of Common Stock held by Eurolink.

(7)

Includes 10,000,000 shares  held by Riccalo Pty Ltd ("Riccalo"). Henry Herzog, a former President and director of the Company is a director of Riccalo and may be deemed to be a beneficial owner of the 10,000,000 shares of Common Stock held by Riccalo.

(8)

Includes 10,000 shares held by Mr. Aharonoff’s spouse, Vardit Cohen, which may be deemed to be beneficially owned by Mr. Aharonoff.

(9)

Includes 250,000 shares issuable to Mr. Tan upon the exercise of a stock option at an exercise price of $.10 per share which will become exercisable within sixty (60) days of November 26, 2002.

(10)

Includes shares which may be deemed to be beneficially owned by Messrs. Herzog and Mr. Aharonoff and shares beneficially owned by Mr. Tan.

Executive Compensation, Employment Agreements, Termination of Employment and Change-in Control Arrangements

The following summary compensation table sets forth the compensation paid by us to our officers for services rendered in all capacities during the calendar year 2001. Except as set forth below no executive officer of the Company received any stock options, stock appreciation rights or other stock or other incentive based compensation during the fiscal year ended December 31, 2001. During the Company's fiscal year ended December 31, 2001 and for each of the two preceding fiscal years no executive officer of the Company, with the exception of Robert Petty as outlined below, received compensation, including salary and bonuses in excess of $100,000.

Summary Compensation Table

Annual Compensation

Name and

Capacity in

Which Served

Year

Salary

Bonus

All Other

Daniel Aharonoff

President

1999

N/A

-

N/A

2000

N/A

-

N/A

2001

58,000

(4)

-

8,000

Jonathan Herzog

Executive Vice

President and

Chairman

of the Board

1999

13,334

(1)(2)

-

-

2000

72,853

(1)(2)

-

-

2001

64,777

(1)(2)

-

-

Yam-Hin Tan

Chief Financial

Officer

1999

0

-

N/A

2000

0

-

N/A

2001

19,284

(1)(3)

-

-

Robert Petty

Former President

and Chief

Executive Officer

1999

 14,463

(1)

-

-

2000

135,478

(6)

-

(6)

2001

 76,000

(6)

-

-

Henry Herzog

Former

President

1999

0

-

-

2000

21,000

(5)

-

-

2001

0

-

-

(1)

Does not include the statutory requirement of an additional 8% that the Company is required to pay toward an employees superannuation account, of officers employed in Australia. Amounts listed above, that were paid in Australian Dollars have been converted to United States Dollars, based on the average exchange rate during the relevant period.

(2)

Jonathan Herzog, the Company’s founder has served as a director of the Company since inception. He currently serves as the Chairman of the Board, Executive Vice President, Secretary and Director of the Company. Between August and November in 2001, Mr. Herzog served as the Company’s Chairman and Chief Executive Officer and prior to August 2001, he served as its Chief Financial Officer. Mr. Herzog relocated to the United States in March 2002 and since June 2002, has been engaged by the Company on a part-time basis earning a base salary of $6,000 per month which is subject to an upward adjustment to a maximum of $9,000 per month in the event Mr. Herzog's services on behalf of the Company require an increased time commitment during any month.

(3)

Mr. Tan has been with the Company in various capacities since April 2001. He has served as the Chief Financial Officer and a director of the Company since August 2001. Mr. Tan, currently receives approximately $3,000 per month in compensation. Mr. Tan is employed through the Company’s wholly owned Australian subsidiary, pursuant to an Employment Agreement entered into in April 2001, prior to Mr. Tan joining the Board. The Company may terminate Mr. Tan’s employment at any time with no less than 2 weeks prior notice or payment in lieu thereof. Also see "Compensation Pursuant to Employee Benefit Plans."

(4)

Mr. Aharonoff only became a director and President of the Company in May 2002. However, in July 2001, VideoDome, of which Mr. Aharonoff is the Chief Executive Officer, became a 50% owned subsidiary of the Company and is funded by the Company, as such, the compensation listed in the above table relates to compensation received directly from VideoDome from July through December 2001, including vehicle and health benefits. This does not include compensation of $13,000 for the same period received by Vardit Cohen, the spouse of Mr. Aharonoff, who also serves as an officer of VideoDome. Mr. Aharonoff, currently receives compensation of between  $2000 to $4000 per month from the Company directly, an amount which is dependent on the level of operating expenses at VideoDome. In addition to the compensation from the Company, he receives compensation directly from VideoDome equivalent to approximately $5400 per month, including salary and automobile and health benefits. Mr. Aharanoff and his wife Vardit Cohen own the remaining 50% of the capital stock of VideoDome.

(5)

Mr. Henry Herzog, served as the Company’s President from 1999 through to November 2001. The compensation listed above was paid when Mr. Herzog temporarily relocated to New York from May 2000 until August of 2000, during which time he received compensation of approximately $21,000 plus travel expenses.

(6)

Mr.Petty served as the Acting Chief Executive Officer of the Company’s 50.1% subsidiary, Stampville from January 2000 through to April 2002 and became President, Chief Executive Officer and a Director of the Company from November 2001 through to May 2002. In addition, from October 2000 through July 2001, he served as a senior officer of VideoDome, which became a 50% subsidiary in July, 2001. Compensation in the above table reflects a combination of payments received by Mr. Petty through his consulting company Petty Consulting, Inc. from the Company directly and from Stampville and VideoDome. During the period in which Mr. Petty had relocated from Australia to New York, he also received provision of accommodation.  Also see  “Compensation Pursuant to Plans.”

Levi Mochkin, the Company's Chairman and Chief Executive Officer from May, 1999 until August 2001 did not receive any compensation, including salary or bonuses while serving in such capacity. Mr. Mochkin resigned as Chief Executive Officer and Director of the Company in August, 2001. The Board has agreed to pay Mr. Mochkin, an amount of approximately (USD)$35,000 for his past services rendered, subject to the Board's satisfaction that such payment would not materially adversely effect the Company's financial condition and its satisfaction as to the availability of funds to make such payment. To date such amount has not yet been paid to Mr. Mochkin.

Other than as outlined above, the Company does not have any termination pay, severance arrangement or change-in control arrangements with any of its officers or directors as of December 31, 2001.

Compensation Pursuant To Employee Benefit Plans

The Plan. In April 2000, the Company's Board of Directors authorized the issuance of up to 8,250,000 shares of common stock in connection with the Plan.  The Plan became effective on February 14, 2001. The Company intends to grant options under the Plan to officers, directors, employees and consultants of the Company and its subsidiaries. The Company has not granted any options under the Plan

Other Stock Options Grants. In September 2002,  pursuant to the authorization of the Board of Directors, the Company granted Mr. Tan a three-year option to purchase 1,000,000 shares of Common Stock at $0.10 per share. This option vests quarterly over the twelve months from the date of grant. The continued vesting and the ability to exercise these options are contingent upon Mr. Tan’s continued employment with the Company. This option was granted outside of the Plan.

There are also options to purchase 1,250,000 shares of Common Stock currently outstanding to Robert Petty, a former President and Chief Executive Officer of the Company and certain of his affiliates, which were granted, outside of the Plan,  pursuant to various agreements. These options are exercisable at $0.10 per share. Options covering 1,000,000 shares expire on July 30, 2003 and options covering the remaining 250,000 shares expire on April 30, 2004.

Other than the aforementioned stock options, there are no stock options outstanding on the Record Date and no stock options have been exercised to date.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has an outstanding loan, pursuant to a July, 2000, Loan Agreement with Instanz Nominees Pty Ltd (“Instanz”) which lent the Company $150,000 to supplement working capital. Instanz is also a stockholder and Helen Abeles, an affiliate of Instanz, at that time was a director of the Company. These loans bear interest at the rate of ten percent (10%) per year. See “Security Ownership of Certain Beneficial Owners and Management”.

 In October, 2000, the Company raised $450,000 in a private placement of 9,000,000 shares to Sunswipe Australasia Pty Ltd, an affiliate of Levi Mochkin. These funds were used to complete the Company's investment in Stampville and for working capital purposes.

In November, 2000, the Company issued 23,283,356 shares at $.04 per share to Ledger Technologies Pty Ltd, ("Ledger"), in lieu of repayment of loans then owing to Ledger in the amount of $931,334, including interest.  Subsequently, on November 8, 2000 Ledger entered into a Loan Agreement with the Company pursuant to which it has borrowed $592,099 including accrued interest payable as at June, 2002. This loan bears interest at the rate of ten percent (10%) per year and is payable in equivalent Australian Dollars. In November, 2002 Ledger assigned $260,000 of this loan to Perfect Optical Corporation, which is an unaffiliated third party, in exchange for Perfect Optical's cancellation of a like amount of obligations owed by Ledger to it.   Ledger is an  affiliate of Levi Mochkin who may be deemed to be an affiliate of the Company. See “Security Ownership of Certain Beneficial Owners and Management”.

On June 25, 2001 the Company sold an aggregate of 7,018,697 shares of Common Stock valued at $.10 per share in a private placement, to two affiliates of Levi Mochkin, Dacca and NAPL, in exchange for freely traded shares of five (5) Australian companies whose shares are traded on the Australian Stock Exchange. At such time, the Australian companies' shares had a market value equal to $701,869 based on the recent trading activities of such shares at that time. The purpose of the transaction was to give the Company additional liquidity for working capital and investments in VideoDome.

On July 30, 2001 the Company revised its consulting arrangements with Robert Petty, including a revision of outstanding stock options to cancel all previous outstanding stock options and grant Mr. Petty or his affiliates options to purchase up to 1,250,000 shares of Common Stock exercisable at $0.10 per share. All of these options are currently exercisable. Also see “Compensation Pursuant to Plans.”

On November 8, 2001, the Company agreed in principle to pursue the negotiation and execution of definitive agreements along the lines of certain signed agreements (Letters of Intent) it received for the acquisition of substantially all of the assets of ROO, owned by Robert Petty; in exchange for shares and options in the Company. At this time Mr. Petty became the Company's President and Chief Executive Officer. In connection with this, Robert Petty entered into a loan agreement, pursuant to which he advanced the Company $50,000, to continue funding ROO’s operations. In April 2002, the Company elected not to proceed with the contemplated acquisition and on April 30, 2002, the Company reached an agreement with Mr. Petty pursuant to which Mr. Petty resigned from all positions with the Company and its affiliates in order to devote his energies to the further development of ROO.  Pursuant to this agreement, certain stock options previously granted to Mr. Petty and his affiliates became vested as a result of the Company exercising its option to acquire a 25% equity interest in ROO's capital stock on a fully-diluted basis and the loan agreement with Mr. Petty was cancelled. See "Employment Agreements, Termination of Employment and Change of Control Agreements" and "Executive Compensation" and “Compensation Pursuant to Plans.”

On November 8, 2001, the Company also agreed in principle to pursue the negotiation and execution of definitive agreements along the lines of certain signed agreements (Letters of Intent) it received for the acquisition of substantially all of the assets of its 50% owned subsidiary VideoDome in exchange for shares in the Company, replacing its current equity interest in VideoDome. The consummation of this transaction was subject to the completion of satisfactory due diligence on VideoDome and the negotiation and execution of a definitive asset purchase agreement with VideoDome on terms deemed acceptable to the Company. The Company is continuing to review this transaction. There can be no assurance that definitive agreements will be entered into with VideoDome or that any of this transaction will in fact be consummated. Daniel Aharonoff , the Company's President and a director owns the remaining 50% of VideoDome jointly with his spouse.

In April 2002, the Company entered into an agreement with Rentamobile P/L and K&K Plastics P/L (the "Investors"), pursuant to which these Investors purchased for $500,000 a three year option to buy up to 50,000,000 shares of Common Stock at an exercise price of $0.04 per share. See “Security Ownership of Certain Beneficial Owners and Management”.

Compensation Committee Interlocks and Insider Participation

During fiscal 2001, the Board did not have a Compensation Committee.  The functions of the Compensation Committee were carried out by the Board. Currently the Board consists of three members all of whom are officers and employees of the Company. During fiscal 2001 Messrs. Henry Herzog, Michael Neistat, Jonathan Herzog, Robert Petty, Levi Mochkin and Jim Tan all served as members of the Board while serving as officers and employees of the Company. During fiscal 2001 the Board acted upon compensation and or transactional matters with Messrs. Jonathan Herzog, Henry Herzog, Levi Mochkin and Robert Petty while they were serving as Board members. See "Compensation of Directors — Other Compensation" above.

Stockholder Return Performance Presentation

The Common Stock commenced trading on the NASDAQ Bulletin Board on April 10, 2002. As of November 4, 2002 the closing bid price on the Common Stock was $0.27. Because the Common Stock has only been traded for a very short while, the Company is in a developmental stage with diverse businesses and the Common Stock has a small number of public stockholders, would be impractical to prepare a graph charting the cumulative total stockholder return on the Common Stock with the cumulative total return on the Standard & Poor's 500 Index and a "peer group" for the Company.

REPORT OF THE BOARD IN LIEU OF THE AUDIT COMMITTEE

Currently the Company's Board of Directors consists of three members all of whom are officers and employees of the Company.  Accordingly the Company does not have any "independent directors"  and does not have an  audit committee. Upon finding suitable candidates, the Company intends to appoint additional directors, including one or more "independent directors" as such term is defined by Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing requirements.  Upon achieving this, the Company intends to establish a separate audit committee. In the meantime, in lieu thereof, all of the members of the Board have performed the functions of the audit committee.  In connection therewith, the Board has reviewed and discussed the Company's audited financial statements for the year ended December 31, 2001 with the Company's management; reviewed written disclosures and the letter from Weinberg and Company, the Company's independent accountants required by Independence Standards Board Standard No. 1.

The following is the report of the Board with respect to the Company's audited financial statements for the fiscal year ended December 31, 2001. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission. Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate future filings, including this Proxy Statement, in whole or in part, this report shall not be incorporated by reference into any such filings, except to the extent that the Company specifically incorporates it by reference in such filing.

In lieu of the Audit Committee, the Board has the responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Company's management has primary responsibility for the Company's internal controls and for the preparation of financial statements. The Company's independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Board is responsible for monitoring the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance, monitoring the independence and performance of the Company's independent auditors, and providing an avenue of communication among the independent auditors and management.  The Board, subject to stockholder ratification, recommends the selection of the Company's independent accountants.

On July 30, 2002, the Sarbanes-Oxley Act of 2002 was enacted.  During the period subsequent to enactment of such law, the Company's management and members of the Board consulted with representatives legal counsel and our independent auditors in order to further the Board's understanding of such law.  The Board reviewed processes that already are in place as well as new processes that will be implemented in order to comply with the requirements of the Sarbanes-Oxley Act of 2002 as they become effective.

In addition, during the most recent fiscal year, the Board:

•

reviewed the Company's unaudited quarterly financial statements for the first three quarters of fiscal 2001 and the Company's audited fiscal 2001 year end financial statements; and

•

discussed with Weinberg & Company PA the matters required to be discussed by Statement on Auditing Standards No. 61; and

•

reviewed the written disclosures and the letter from Weinberg & Company PA required by Independence Standards Board Standard No. 1 and discussed with Weinberg & Company PA  its independence.

Based on the foregoing review and discussions, the Board agreed that the audited financial statements be included in the Company's Annual Report for the fiscal year ended December 31, 2001 on Form 10-KSB filed with the Securities and Exchange Commission.  The Board has once again decided to re-appoint Weinberg and Company as the Company's independent accountants for this fiscal year.

Audit and Non-Audit Fees

For the year ended December 31, 2001, fees for services provided by Weinberg and Company were as follows:

Audit Fees:  Audit fees billed to the Company in connection with Weinberg and Company's review and audit of the Company's annual consolidated financial statements for the year ended December 31, 2001 totalled approximately $36,200.

Financial Information Systems Design and Implementation Fees:  The Company did not engage Weinberg and Company to provide advice to the Company regarding financial information systems design and implementation during the year ended December 31, 2001.

All Other Fees: There were no fees billed to the Company by Weinberg and Company for non-audit services. Fees billed to the Company by Grant Thornton during 2001 during the time they were the Company's independent outside accountants for all other non-audit services rendered to the Company, principally including review of the Company's Form SB-2 Registration Statement, totalled approximately $47,000.

The Board has considered whether the services provided by Weinberg & Company PA are compatible with maintaining the independence of Weinberg & Company PA and has concluded that the independence of Weinberg & Company PA is maintained and is not compromised by the services provided.

Submitted by the Board of Directors in lieu of the audit committee:

Daniel Aharonoff

Jonathan Herzog

Jim Tan

PROPOSAL 4

RATIFICATION OF SELECTION OF

INDEPENDENT PUBLIC ACCOUNTANTS

The accounting firm of Weinberg & Company PA serves the Company as its independent public accountants at the direction of the Board of Directors of the Company. A representative of Weinberg & Company PA are expected to be available by telephone present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions.

The Board of Directors recommends a vote "FOR" the ratification of the selection of Weinberg & Company PA as the independent public accountants for the Company for its fiscal year ending December 31, 2002.  This matter is not required to be submitted for stockholder approval, but the Board of Directors has elected to seek ratification of its selection of the independent public accountants by the affirmative vote of a majority of the shares represented and voting at the Meeting.

Notwithstanding the ratification by shareholders of the appointment of Weinberg & Company PA, the Board of Directors may, if the circumstances dictate, appoint other independent accountants.

COMPLIANCE WITH SECTION 16(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Section 16 of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

Based on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the 2001 fiscal year its officers, directors and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements, other than two Form 4 filings for Robert Petty, filed on November 6, 2002.

STOCKHOLDER PROPOSALS

Stockholders who wish to present proposals for action at the 2003 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than August __, 2003,  for inclusion in next year's proxy statement and proxy card.

OTHER MATTERS

The Management of the Company does not know of any other matters which are to be presented for action at the Annual Meeting. Should any other matters come before the Annual Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their collective judgment.

ANNUAL REPORT

The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, including audited consolidated financial statements, accompanies this Proxy Statement, but such annual Report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy soliciting material.

FORM 10-KSB REPORT

The Company will furnish without charge to each stockholder, an additional copy of the Company's Annual Report on Form 10-KSB Report for the year ended December 31, 2001 (excluding exhibits thereto), as filed with the Securities and Exchange Commission, upon written request to the Company at 15303 Ventura Boulevard, 9h Floor. Sherman Oaks, California 91403, attention: Jonathan Herzog. The Company will provide, a copy of the exhibits to the Company's Annual Report on Form 10-KSB Report for the year ended December 31, 2001, upon written request from any beneficial owner of Common Stock as of the Record Date to the aforementioned address, attention: Jonathan Herzog, and reimbursement of the Company's reasonable expenses.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY

              I.T. TECHNOLOGY, INC.

By order of the Board of Directors

_________________________________

Jonathan Herzog

Secretary

Sherman Oaks, California

December __, 2002

EXHIBIT "A"

PROPOSED AMENDMENTS TO THE  PLAN

1.

Section 6.1 shall be amended to delete "; however, any Board members who are not "outside directors" as defined in Treas. Reg. ' 1.162-27(e)(3) ("outside directors") shall abstain from any actions taken by the Plan Administrator"  in the first sentence thereof so that the first sentence reads in its entirety as follows: "Subject to Section 6.2, the Plan Administrator shall be the Board.".

2.

Section 8.1 shall be amended to deleted  "one million six hundred and fifty thousand (1,650,000)"  in the second sentence thereof and to insert in lieu thereof "fifteen million (15,000,000)".

3.

Solely in the event the shareholders approve the Company's proposed name change: The Heading and Section 1 of the Plan shall be amended to deleted "I.T. Technology, Inc." and to insert in lieu thereof "Avenue Group, Inc.".

A-1

FORM OF PROXY

PROXY

I.T. TECHNOLOGY, INC.

15303 VENTURA BOULEVARD – 9TH FLOOR

SHERMAN OAKS, CALIFORNIA 91403

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jonathan Herzog and Daniel Aharonoff as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated on the reverse side, all the shares of common stock of I. T. Technology, Inc. held of record by the undersigned at the close of business on November 26, 2002, at the Annual Meeting of Stockholders to be held on December 24, 2002, or any adjournment thereof.

-- FOLD AND DETACH HERE --

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR": (1) THE ELECTION OF DIRECTORS, (2) CHANGE OF THE COMPANY'S NAME, (3) THE AMENDMENTS TO THE COMPANY'S 2000 STOCK OPTION PLAN, (4)  RATIFICATION OF THE SELECTION OF WEINBERG & COMPANY PA AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2002.  IN ADDITION, THIS PROXY WILL BE VOTED AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (OR ANY ADJOURNMENTS THEREOF) OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING.

Please mark your votes [X] as indicated in this example.

1.

ELECTION OF DIRECTORS

(INSTRUCTION: To withhold authority to vote for any individual nominees, mark the box next to the nominee's name below):

FOR all nominees listed on the right                                        Nominees

[     ]

WITHHOLD AUTHORITY for those

nominees listed on the right where indicated

in the box

[    ]

[ ] Daniel Ahranonoff

[ ] (Yam-Hin) Jim Tan

[ ] Jonathan Herzog

2.

RATIFICATION AND APPROVAL OF THE CHANGE IN THE COMPANY'S NAME FROM  "I. T. TECHNOLOGY, INC." TO "AVENUE GROUP, INC." To approve a proposal which would amend the Company's Certificate of Incorporation, including Article I thereof,  to delete references to "I. T. Technology, Inc." and insert in lieu thereof "Avenue Group, Inc."

FOR

AGAINST

ABSTAIN

[   ]

      [   ]

                     [   ]

3.

AMENDMENTS TO THE COMPANY'S  2000 STOCK OPTION PLAN to ratify and approve  the Employee Stock Option Plan, as amended, including amendments to (i) increase the number of shares of common stock reserved for issuance under by 6,750,000 shares, (ii) to delete any requirement that Board members be "outside directors" as such term is defined under the Plan in order for them to take action with respect to the Plan, when the Board, acting as a whole, administers the Plan, and solely in the event Proposal 2 passes to (iii) change all references in the Plan from "I. T. Technology, Inc." to "Avenue Group, Inc."

FOR

AGAINST

ABSTAIN

[   ]

      [   ]

                     [   ]

4.

RATIFICATION OF SELECTION OF WEINBERG & COMPANY PA AS INDEPENDENT PUBLIC ACCOUNTANTS

FOR

AGAINST

ABSTAIN

[   ]

      [   ]

                     [   ]

5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment thereof, to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission.

Dated:_______________, 2002

SHAREHOLDER OF RECORD

_________________________________

By_______________________________

            (signature)

Name:____________________________

Title: _____________________________

_________________________________

_________________________________

(Signature if held jointly)

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name of the President or other authorized officer. If a partnership, please sign in partnership name by authorized name.

TRANSFER ONLINE LOGO

December __, 2002

I. T. Technology, Inc.

RE: Proxy Code and Authentication Code

Registrant ID: <<RegistrantID>>

Total Shares: <<Shares>>

To:

<<Name1>>

<<Name2>>

Transfer Online is the Transfer Agent handling the Proxy ballot for I. T. Technology, Inc.’s 2002 Annual Meeting scheduled to be held on December 24, 2002.  This year all shareholders have two voting options:

1)

Mail in the enclosed proxy ballot; or

2)

Vote online at the Transfer Online web site.

Your Proxy Code is:  ____

Your Authorization Code is: <<AuthCode>>

Instructions for voting electronically:

1.

Go to www.transferOnline.com

2.

Click the Proxy Vote button in the upper right-hand corner.

3.

Enter your Proxy ID and Authorization Code

note: the first digit of the authorization code is a letter, and the remaining 12 digits are numbers

4.

Click the Continue button

5.

Make your selections

6.

Click the Vote Now button

Should any information be missing such as Tax ID or email address, you will then be prompted to update your account.

First time visitors to Transfer Online will have the opportunity to enroll as members.  Joining at this time will give you immediate access to your account information.  Your authorization code can be used to gain access to your shareholder information at anytime.  If you do not join at this time, please save your authorization code for future reference.

Selecting Home will return you to Transfer Online’s home page where you can login as a new member.  We invite you to take a few minutes and browse our web site.  Should you have any questions, or need additional assistance, please contact us at info@transferOnline.com or call 503.227.2950 (9-5 PDT).

Sincerely,

Transfer Online, Inc.

Shareholder Services

APPENDIX  1

APPENDIX I

To I. T. Technology, Inc. 2002 Annual Meeting

Preliminary Proxy Materials

I.T. TECHNOLOGY, INC.

2000 STOCK OPTION PLAN

(submitted as supplemental information not deemed to be filed or to be distributed to the Stockholders)

9.7	No Fractional Shares	10
9.8	Exercisability in the Event of Death	10
9.9	Modification, Extension, and Renewal of Stock Options	11

10.	Supplemental Exercise Terms.	11
10.1	Loans	11
10.2	Cash Payments	11

11.	Termination or Amendment of the Plan	12
11.1	Amendment to Plan	12
11.2	Effect of Termination of plan on Outstanding Stock Options	12
11.3	Shareholder Approval for Amendment to Plan	12

12.	Indemnification	12

13.	Withholding	12
13.1	Irrevocable Election	13
13.2	Approval by Plan Administrator	13
13.3	Timing of Election	13
13.4	Timing of Delivery	13
13.5	Terms in Agreement	13

14.	General Provisions	13
14.1	Stock Options Not Transferable	13
14.2	Transfer of Common Stock	14
14.3	Reservation of Shares of Common Stock	14
14.4	Restrictions on Issuance of Shares	14
14.5	Notices	14
14.6	Representations and Warranties	14
14.7	No Enlargement of Employee, Director or Service Provider Rights	15
14.8	Restrictions on Issuance of Shares	15
14.9	Legends on Stock Certificates	15
14.10	Remedies	15
14.11	Invalid Provisions	16
14.12	Applicable Law	16
14.13	Successors and Assigns	16
14.14	Rights as a Stockholder or Employee	16

-ii-

I.T. TECHNOLOGY, INC.

2000 STOCK OPTION PLAN

1.

Purpose.  The purpose of this I.T. Technology, Inc. (the "Company") 2000 Stock Option Plan (the "Plan") is to further the growth and development of the Company and its subsidiaries by providing an incentive to directors, officers, other key employees and other individuals who provide services to the Company and/or its subsidiaries who are in a position to contribute materially to the prosperity of the Company and to participate in the long-term growth of the Company by receiving the opportunity to acquire shares of the Company's Common Stock and to provide for additional compensation based on appreciation in the Company's shares.  The Plan provides a means to increase such persons' interests in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries.

2.

Definitions.  The following definitions are applicable to the Plan:

2.1

Accrued Installment.  Any exercisable portion of a Stock Option granted under the Plan.

2.2

Board.  The Board of Directors of the Company.

2.3

Code.  The Internal Revenue Code of 1986, as amended from time to time.

2.4

Company.  I.T. Technology, Inc., a Delaware corporation.

2.5

Common Stock.  The shares of the $.001 par value per share common stock of the Company.

2.6

Disabled or Disability.  An Optionee shall be deemed to be Disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than thirty (30) consecutive days.  The determination of whether an individual is Disabled or has a Disability shall be determined under procedures established by the Plan Administrator.

2.7

Fair Market Value.  For purposes of the Plan, the Fair Market Value of any share of Common Stock of the Company at any date shall be determined based on (a) if the Common Stock is listed on an established stock exchange or exchanges or reported by NASDAQ, the last reported sale price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded, or if no sale was made on such day on such principal exchange, at the closing reported bid price on such day on such exchange, or (b) if the Common Stock is not then listed on an exchange, the last reported sale price per share on the last trading day immediately preceding such date reported by NASDAQ, or if sales are not reported by NASDAQ or no sale was made on such date, the average of the closing bid and asked price per share for the Common Stock in the over-the-counter market as quoted by NASDAQ on the day prior to such date, or (c) if the Common Stock is not publicly traded at the time a Stock Option is granted under the Plan, Fair Market Value shall be deemed to be the fair value of the Common Stock as determined by the Plan Administrator after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

3

2.8

Incentive Stock Option.  Any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

2.9

Nonqualified Stock Option.  Any Stock Option that is not an Incentive Stock Option.

2.10

Optionee.  The recipient of a Stock Option.

2.11

Option Price.  The exercise or purchase price for any Stock Option awarded under the Plan.

2.12

Plan.  The I.T. Technology, Inc. 2000 Stock Option Plan, as amended from time to time.

2.13

Plan Administrator.  The Board or the Stock Option Committee designated pursuant to Section 6 hereof which is authorized to administer, construe and interpret the terms of the Plan.

2.14

Stock Option.  Any option to purchase shares of Common Stock pursuant to Section 9.

3.

Stock Options Under the Plan.  Two types of Stock Options (referred to herein as "Stock Options" without distinction between such two types) may be granted under the Plan: Nonqualified Stock Options and Stock Options intended to qualify as Incentive Stock Options.

4.

Effective Date of Plan.  The Plan shall be adopted and become effective on the  date upon which the Securities and Exchange Commission declares effective the Company's registration statement pursuant to which the company initially sells shares of its common stock to the public, subject, however, to the prior approval of the Plan by the stockholders of the Company (the "Effective Date").

5.

Term of Plan.  Unless sooner terminated by the Board in its sole discretion, the Plan will expire and no Stock Options may be granted hereunder on and after ten (10) years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company (the "Plan Termination Date").

6.

Administration.

6.1

Administration by Board.  Subject to Section 6.2, the Plan Administrator shall be the Board; however, any Board members who are not "outside directors" as defined in Treas. Reg. § 1.162-27(e)(3) ("outside directors") shall abstain from any actions taken by the Plan Administrator. Subject to the provisions of the plan, the Plan Administrator shall have sole authority and discretion to construe and interpret the Plan, to promulgate, amend and rescind rules and regulations relating to its administration, to select from time to time from among the eligible employees (as determined pursuant to Section 7 below) of the Company and its subsidiaries those individuals to whom Stock Options will be granted, to determine the timing and manner of the grant of the Stock Options, to determine the Option Price, the number of shares covered by and all of the terms of the Stock Option, to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan.  The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties.  No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

4

6.2

Administration by Stock Option Committee.  The Board may, in its sole discretion, delegate any or all of its duties under Section 6.1 above as Plan Administrator to a committee selected by the Board which shall act as the Plan Administrator pursuant to the terms hereof (the "Stock Option Committee").  The Stock Option Committee shall consist of not fewer than two (2) members of the Board, all of whom shall be persons who, in the opinion of counsel to the Company, are outside directors and "non-employee directors" within the meaning of Rule 16b-3(b)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, as amended.  From time to time, the Board may increase or decrease (to not less than two members) the size of the Stock Option Committee, and add additional members to, or remove members from, the Stock Option Committee.  The Stock Option Committee shall act pursuant to a majority vote or the written consent of a majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board.  Subject to the provisions of the Plan and the direction of the Board, the Stock Option Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable.  No member of the Stock Option Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

7.

Eligibility.  Any employee (including any officer who is an employee) or director of the Company or any of its subsidiaries and any other individuals who provide services to the Company or its subsidiaries shall be eligible to receive a Stock Option under the Plan, provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations (an "Owner") shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Stock Option is granted the Option Price (determined in the manner provided in Section 9.2 hereof) is at least 110% of the Fair Market Value of the shares subject to the Stock Option and such Stock Option by its terms is not exercisable after the expiration of five (5) years from the date such Stock Option is granted.  Incentive Stock Options shall only be granted to employees of the Company or one of its subsidiaries.  An Optionee may receive more than one Stock Option under the Plan.

8.

Shares Subject to the Plan.

8.1

Available Shares.  The shares available for issue upon the exercise of Stock Options granted under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock.  The aggregate number of shares which may be issued upon the exercise of Stock Options granted under the Plan shall not exceed one million six hundred fifty thousand (1,650,000) shares of Common Stock, subject to adjustment as provided in Section 8.2 hereof.  In the event that the grant of any Stock Option under the Plan for any reason expires, is terminated or surrendered without being exercised in full or is exercised or surrendered without the distribution of shares, the shares of Common Stock allocable to the unexercised portion of the Stock Option shall again be available for grant and distribution under the Plan as if no Stock Option had been granted with respect to such shares.  In the event any portion of a Stock Option is exercised pursuant to a "stock-for-stock exercise" as provided in Subsection 9.3(b), the shares of Common Stock surrendered thereby shall again be available for grant and distribution under the Plan as if no Stock Option had been granted with respect to such shares.

5

8.2

Capital Structure Adjustments.  Except as otherwise provided herein, appropriate and proportionate capital structure adjustments shall be made in the number and class of shares subject to the Plan, to the Stock Option rights granted under the Plan, and the Option Price of such Stock Option rights, in the event of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company.  To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding, and conclusive, provided that each Incentive Stock Option granted pursuant to the Plan shall not be adjusted in a manner that causes it to fail to continue to qualify as an Incentive Stock Option.  In the event of a liquidation, a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly owned subsidiary of another corporation, or the sale of all or substantially all of the property of the Company, any unexercised Stock Option rights theretofore granted under the Plan shall be deemed canceled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the Stock Option rights under the Plan or to use substitute stock option rights in place thereof, provided, however, that, notwithstanding the foregoing, if such Stock Option rights would otherwise be canceled in accordance with the foregoing, the Stock Option recipient shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to exercise all Stock Option rights held by such recipient without regard to any restrictions on exercisability, including but not limited to the unvested portions of such Stock Options.  Notwithstanding the foregoing, in the event that any transaction causing the termination of the Stock Option granted hereunder pursuant to the terms of this Section 8.2 is not consummated; (i) any Accrued Installment that was exercised pursuant to the terms of this Section 8.2, may, at the election of the Optionee, be rescinded; and (ii) unexercised Accrued Installments that had become exercisable solely by reason of the provisions of Section 8.2 hereof shall again become unaccrued and unexercisable as of said termination of such transaction, subject, however, to such Stock Option continuing to be governed by the terms of the Stock Option agreement under which such Stock Option was granted including the accrual schedule for the vesting of such Stock Option set forth therein.

6

8.3

Substitution or Assumptions of Stock Options.  In addition to and not in lieu of those rights granted pursuant to Section 8.2 hereof, if provisions shall be made in writing in connection with such transaction for the continuance of the Plan and/or the assumption of Stock Options theretofore granted, or the substitution of such Stock Options for options covering the stock of the successor corporation or a parent or subsidiary thereof with appropriate adjustments as to the number and kind of shares and prices, the unexercised Stock Options theretofore granted shall continue in the manner and under the terms so provided.

8.4

No Obligations of Successor Corporations.  Neither the Company nor any successor entity shall have any obligation to provide for the continuance, assumption or substitution of this Plan or the Stock Options by any successor corporation or parent or subsidiary thereof in the event of a merger, reorganization or consolidation where the Company is not the surviving entity.

9.

Terms and Conditions of Stock Options.  Stock Options granted under the Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions which are consistent with the Plan as the Plan Administrator shall from time to time approve.  Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

9.1

Number of Shares Subject to Stock Option.  Each Stock Option agreement shall specify the number of shares subject to the Stock Option.

9.2

Stock Option Price.  The Option Price for the shares subject to any Stock Option shall be such amount as is determined by the Plan Administrator.  Anything to the contrary contained herein notwithstanding, the Option Price for the shares subject to any Nonqualified Stock Option may be less than Fair Market Value, but not less than par value per share.  The Option Price for the shares subject to any Incentive Stock Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock of the Company on the date the Stock Option is granted.  In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the Option Price shall not be less than 110% of the Fair Market Value of the shares of Common Stock of the Company on the date the Stock Option is granted.

9.3

Notice and Payment.  Any exercisable portion of a Stock Option may be exercised only by:

(a)

delivery of a written notice to the Company, prior to the time when such Stock Option becomes unexercisable under Section 9.5 hereof, stating the number of shares being purchased and complying with all applicable rules established by the Plan Administrator;

7

(b)

payment in full of the Option Price of such Option by, as applicable; (i) cash or check for an amount equal to the aggregate Option Price for the number of shares being purchased; (ii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, a copy of instructions to a broker directing such broker to sell the Common Stock for which such Stock Option is exercised, and to remit to the Company the aggregate Option Price of such Stock Options (a "cashless exercise"); (iii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the Option Price for the number of shares being purchased by tendering shares of the Company's Common Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Option Price of the shares with respect to which such Stock Option or portion is thereby exercised (a "stock-for-stock exercise") or (iv) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the purchase price for the number of shares being purchased by withholding shares of stock from any transfer or payment to the Optionee ("Stock Withholding Exercise");

(c)

payment of the amount of tax required to be withheld (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option.  At the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the tax withholding by; (i) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, cash or check payable to the Company; (ii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, cashless exercise; (iii)  in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, stock-for-stock exercise; (iv)  in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, stock withholding exercise; or (v) a combination of (i), (ii) (iii) and (iv); and

(d)

delivery of a written notice to the Company requesting that the Company direct the transfer agent to issue to the Optionee (or to his designee) a certificate for the number of shares of Common Stock for which the Stock Option was exercised or, in the case of a cashless exercise, for any shares that were not sold in the cashless exercise.

Notwithstanding the foregoing, the Company, subject to the provisions of Section 10.1 hereof, may extend and maintain, or arrange for the extension and maintenance of, credit to any Optionee to finance the Optionee's payment of the Option Price upon the exercise of any Stock Option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.  The Plan Administrator may, at any time and in its discretion, authorize a cash payment, determined in accordance with Section 10.2, which shall not exceed the amount required to pay in full the federal, state and local tax consequences of an exercise of any Stock Option granted under the Plan.

8

9.4

Exercise of Stock Option.  No Stock Option shall be exercisable during the  lifetime of an Optionee by any person other than the Optionee.  Subject to the foregoing, the Plan Administrator shall have the power to set the time or times within which each Stock Option shall be exercisable and to accelerate the time or times of exercise.  To the extent that an Optionee has the right to exercise a Stock Option and purchase shares pursuant thereto, the Stock Option may be exercised from time to time as provided in Section 9.4 hereof.  Subject to the actions, conditions and/or limitations set forth in this Plan and/or any applicable Stock Option agreement entered into hereunder, Stock Options granted under this Plan shall be exercisable in accordance with the following rules:

(a)

Subject in all cases to the provisions of Sections 8 and 9.5 hereof, Stock Options shall vest and become exercisable at such times and in such installments (which may be cumulative) as the Board shall provide in the terms of each individual Stock Option agreement; provided, however that by a resolution adopted after a Stock Option is granted the Plan Administrator may, on such terms and conditions as the Plan Administrator may determine to be appropriate, accelerate the time at which such Stock Option or installment thereof may be exercised.

(b)

Subject to the provisions of Sections 8 and 9.5 hereof, a Stock Option may be exercised when and to the extent such Stock Option becomes an Accrued Installment as provided in the terms under which such Stock Option was granted and at any time thereafter during the term of such Stock Option; provided, however, that in no event shall any Stock Option be granted after the Plan Termination Date.

9.5

Term of Stock Option.  Any unexercised Accrued Installment of any Stock Option granted hereunder shall expire and become unexercisable and no Stock Option shall be exercisable after the earliest of:

(a)

ten (10) years from the date of grant; or

(b)

the expiration date of the Stock Option established by the Plan Administrator at the time of grant of any Stock Option; or

(c)

thirty (30) days following the effective date of the termination of employment, directorship or services (if such director is not then an officer or employee of the Company) with the Company or any of its subsidiaries, as the case may be, of an Optionee for any reason other than death or Disability (the "Termination Date").  The Plan Administrator, in its sole discretion, may extend such thirty (30) day period for a period not to exceed one (1) year following the Termination Date, but in no event beyond ten years from the date of grant.  Any installments under said Stock Option which have not accrued (become vested)  as of said Termination Date shall expire and become unexercisable as of said Termination Date.  Any portion of a Stock Option that expires hereunder shall remain unexercisable and be of no effect whatsoever after such expiration notwithstanding that such Optionee may be reemployed by, or again become a director of or service provider to, the Company or a subsidiary thereof, as the case may be; or

9

(d)

notwithstanding the foregoing provisions of this Section 9.5, in the event of the death of an Optionee while an employee, officer, director or service provider of the Company or a subsidiary thereof as the case may be, or in the event of the termination of employment, directorship or services by reason of the Optionee's Disability, any unexercised Accrued Installment of the Stock Option granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of: (i) the expiration date of the Stock Option established by the Plan Administrator at the time of grant of any Stock Option; (ii) ten (10) years from the date of grant; or (iii) the first anniversary of the date of death of such Optionee (if applicable) or  the first anniversary of the date of the termination of employment or directorship by reason of Disability (if applicable). Any installments under a deceased Optionee's Option that have not become exercisable as of the date of his or her death shall expire and become unexercisable as of said date of termination of employment as a result of death or disability. For purposes of this Subsection 9.5(d), an Optionee shall be deemed an employee, director or service provider by the Company or any of its subsidiaries, as the case may be, during any period of leave of absence from active employment as authorized by the Company or any of its subsidiaries, as the case may be; or

(e)

in the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the term set forth in Subsection 9.5(a), above, shall not be more than five years after the date the Stock Option is granted.

9.6

Limit on Incentive Stock Options.  The aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options granted under this Plan are exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.  To the extent that the aggregate Fair Market Value (determined at the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and any parent or subsidiary corporations) exceeds $100,000, such Stock Options shall be treated as Nonqualified Stock Options.  The determination of which Stock Options shall be treated as Nonqualified Stock Options shall be made by taking Stock Options into account in the order in which they were granted.

9.7

No Fractional Shares.  In no event shall the Company be required to issue fractional shares upon the exercise of a Stock Option.

9.8

Exercisability in the Event of Death.  In the event of the death of the Optionee, any such Accrued Installment of a deceased Optionee may be exercised prior to their expiration pursuant to Section 9.5 by (and only by) Optionee's personal representatives, heirs, or legatees or other person or persons to whom the Optionee's rights shall pass by will or by the laws of the descent and distribution, if applicable, subject, however, to all of the terms and conditions of this Plan and the applicable Stock Option agreement governing the exercise of Stock Options granted hereunder.

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9.9

Modification, Extension, and Renewal of Stock Options.  Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify, extend, or renew outstanding Stock Options granted under the Plan, accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefore (to the extent not theretofore exercised).  The Plan Administrator may modify any outstanding Stock Options so as to specify a lower Option Price.  The Plan Administrator shall not, however, without the consent of the Optionee, modify any outstanding Incentive Stock Option in any manner which would cause the Stock Option not to qualify as an Incentive Stock Option.  Notwithstanding the foregoing, no modification of a Stock Option shall, without the consent of the Optionee, alter or impair any rights of the Optionee under the Stock Option.

10.

Supplemental Exercise Terms.

10.1

Loans.  The Company may extend and maintain, or arrange for the extension and maintenance of credit to any Optionee to finance the participant's purchase of shares pursuant to the exercise of any Stock Option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended, either on or after the date of grant of such Stock Option.  Such loans may be either in connection with the grant or exercise of any Stock Option, or in connection with the payment of any federal, state and local income taxes in respect of income recognized upon exercise of a Stock Option.  The Plan Administrator shall have full authority to decide whether to make a loan hereunder and to determine the amount, term, and provisions of any such loan, including the interest rate (which may be zero) charged in respect of any such loan, whether the loan is to be secured or unsecured, the terms on which the loan is to be repaid and the conditions, if any, under which it may be forgiven.  However, no loan hereunder shall provide or reimburse to the borrower the amount used by him for the payment of the par value of any shares of Common Stock issued, have a term (including extensions) exceeding ten years in duration, or be an amount exceeding the total Option Price Paid by the borrower under a Stock Option or for related Common Stock under the Plan plus an amount equal to the cash payment permitted in Section 10.2 below.

10.2.

Cash Payments.  The Plan Administrator may, at any time and in its discretion, authorize a cash payment, in respect of the grant or exercise of a Stock Option under the Plan or the lapse or waiver of restrictions under a Stock Option, which shall not exceed the amount which would be required in order to pay in full the federal, state and local income taxes due as a result of income recognized by the recipient as a consequence of: (i) the receipt of a Stock Option or the exercise of rights thereunder, and (ii) the receipt of such cash payment.  The Plan Administrator shall have complete authority to decide whether to make such cash payments in any case, to make provisions for such payments either simultaneously with or after the grant of the associated Stock Option, and to determine the amount of any such payment.

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11.

Termination or Amendment of the Plan.   The Board may at any time terminate or amend the Plan in accordance with the following provisions:

11.1

Amendment to Plan.  Except as provided in Section 11.3 hereof, the Board may amend this Plan from time to time in such respect as the Board may deem advisable, provided, however, that no such amendment shall Operate to affect adversely an Optionee's rights under this Plan with respect to any Stock Option granted hereunder prior to the adoption of such amendment, except as may be necessary, in the judgment of counsel to the Company, to comply with any applicable law.

11.2

Effect of Termination of plan on Outstanding Stock Options.  Except as set forth in Section 8.2 hereof, no termination of the Plan prior to the Plan Termination Date, shall, without the written consent of the Optionee, alter the terms of Stock Options already granted and such Stock Options shall remain in full force and effect as if this Plan had not been terminated.

11.3

Shareholder Approval for Amendment to Plan.  Any amendment to the Plan which would result in any of the following changes (except by operation of Section 8.2) must be approved by the stockholders of the Company; (i) an increase in the total number of shares of Common Stock covered by the Plan; (ii) a change in the class of persons eligible to receive Stock Options granted under the Plan; and (iii) an extension of the term of the Plan beyond ten (10) years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company.

12.

Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board or the Stock Option Committee, the Plan Administrator shall be indemnified by the Company against reasonable expense, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any grant thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, provided that within sixty (60) days after institution of any such action, suit, or proceeding, the member shall offer in writing to the Company the opportunity, at its own expense, to handle and defend the same.

13.

Withholding.  Whenever the Company proposes or is required to issue or transfer shares under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares of Common Stock.  If an Optionee surrenders shares acquired pursuant to the exercise of an Incentive Stock Option in payment of the Option Price and such surrender constitutes a disqualifying disposition for purposes of

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obtaining Incentive Stock Option treatment under the Code, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.  Whenever under the Plan, payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and local withholding tax requirements.  An Optionee may elect with respect to any Stock Option which is paid in whole or in part in shares of Common Stock, to surrender previously acquired shares of Common Stock or authorize the Company to withhold shares (valued at Fair Market Value on the date of surrender or withholding of the shares) in satisfaction of all such withholding requirements (the "Share Surrender Withholding Election") in accordance with the following:

13.1

Irrevocable Election.  Withholding Election shall be made by written notice to the Company and thereafter shall be irrevocable by the Optionee.

13.2

Approval by Plan Administrator.  Any Share Surrender Withholding Election shall be subject to the consent or disapproval of the Plan Administrator in accordance with rules established from time to time by the Plan Administrator.

13.3

Timing of Election.  Any Share Surrender Withholding Election must be made prior to the date on which the Optionee recognizes taxable income with respect to the receipt of such shares (the "Tax Date").

13.4

Timing of Delivery.  When the Tax Date falls after the exercise of a Stock Option and the makes a Share Surrender Withholding Election, the full number of shares subject to the Stock Option being exercised will be issued, but the Optionee will be unconditionally obligated to deliver to the Company on the Tax Date the number of shares having a value on the Tax Date equal to the Optionee's federal, state and local withholding tax requirements.

13.5

Terms in Agreement.  For purposes of this Section 13.5, the Plan Administrator shall have the discretion to provide (by general rule or a provision in the specific Stock Option agreement) at the election of the Optionee, "federal, state and local withholding tax requirements" that shall be deemed to be any amount designated by the Optionee which does not exceed his estimated federal, state and local tax obligations associated with the transaction, including FICA taxes to the extent applicable.

14.

General Provisions.

14.1

Stock Options Not Transferable.  Stock Options granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, other than by will or the laws of descent or distribution, and may be exercised during the lifetime of an Optionee only by such Optionee.

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14.2

Transfer of Common Stock.  Common Stock issued pursuant to the exercise of a Stock Option granted under this Plan or any interest in such Common Stock, may be sold, assigned, gifted, pledged, hypothecated, encumbered or otherwise transferred or alienated in any manner by the holder(s) thereof, subject, however, to the provisions of this Plan, including any representations or warranties requested under Section 14.6 hereof, and also subject to compliance with any applicable federal, state, local or other law, regulation or rule governing the sale or transfer of stock or securities.

14.3

Reservation of Shares of Common Stock.  The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.

14.4

Restrictions on Issuance of Shares.  The Company, during the term of this Plan, will use its best efforts to seek to obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.  The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof, the authorization deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its Common Stock hereunder or the inability of the Company to confirm to its satisfaction that any issuance and sale of any shares of such Common Stock will meet applicable legal requirements shall relieve the Company of any liability in respect of the non-issuance or sale of such Common Stock as to which such authorization or confirmation shall have not been obtained.

14.5

Notices.  Any notice to be given to the Company pursuant to the provisions of this Plan shall be in writing and addressed to the Company in care of its Stock Option Plan Administrator at its principal office, and any notice to be given to a director, officer or employee of the Company or any of its subsidiaries to whom a Stock Option is granted hereunder shall be in writing and addressed to him or her at the address given beneath his or her signature on his or her Stock Option agreement, or at such other address as such employee, officer or director or his or her transferee (upon the transfer of Common Stock) may hereafter designate in writing to the Company.  Any such notice shall be deemed duly given when delivered in person or mailed by first-class mail (return receipt requested), telex, telecopy or overnight courier to the other's address.  It shall be the obligation of each Optionee and each transferee holding Common Stock purchased pursuant to the exercise of a Stock Option to provide the Stock Option Plan Administrator of the Company, by letter mailed as provided hereinabove, with Written notice of his or her correct mailing address.

14.6

Representations and Warranties.  As a condition to the exercise of any portion of a Stock Option, the Company may require the person exercising such Stock Option to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including, but not limited to, a representation and warranty that the shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act or any other applicable law, regulation or rule of any governmental agency.

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14.7

No Enlargement of Employee, Director or Service Provider Rights.  This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company or any of its subsidiaries and any director, employee or service provider, or to be consideration for, or a condition of, the employment, directorship or continued services of such individual.  Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company or any of its subsidiaries or to interfere with the right of the Company or any of its subsidiaries to discharge or retire any employee, director or service provider thereof at any time.  No employee shall have any right to or interest in Stock Options authorized hereunder prior to the grant of such a Stock Option to such employee, and upon such grant he shall have only such rights and interests as are expressly provided heroin, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

14.8

Restrictions on Issuance of Shares.  The issuance of Stock Options and shares of Common Stock shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under the California Corporate Securities Law of 1968, as amended.

14.9

Legends on Stock Certificates.  Unless there is a currently effective appropriate registration statement on file with the Securities and Exchange Commission pursuant to the Securities Act with respect to the shares of Common Stock issuable under this Plan, each Certificate representing such Common Stock shall be endorsed on its face with the following legend or its equivalent:

"Neither the shares represented by this Certificate, nor the Option pursuant to which such shares were issued, have been registered under the Securities Act of 1933, as amended.  These shares have been acquired for investment (and not with a view to distribution or resale) and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933, as amended, or until the issuer has been furnished with an opinion of counsel for the registered owner of these shares, reasonably satisfactory to counsel for the issuer, that such sale, transfers or disposition is exempt from the registration or qualification provisions of the Securities Act of 1933, as amended."

A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it.  In addition, the Company reserves the right to place any legends or other restrictions on each certificate representing Common Stock which may be required by any applicable state securities or other laws.

14.10

Remedies.  Should any dispute arise concerning the sale or other disposition of a Stock Option or shares of Common Stock issued or issuable upon the exercise of a Stock Option, or any breach by the Company of the terms of the Plan or any Stock Option agreement, an Optionee's sole and exclusive remedy shall be damages.

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14.11

Invalid Provisions.  In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

14.12

Applicable Law. This Plan shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within such state and without regard to the conflict of law principals thereof.

14.13

Successors and Assigns.  This Plan shall be binding on and inure to the benefit of the Company and the officers, directors and employees of the Company and any subsidiary, to whom a Stock Option is granted hereunder, and their heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

14.14

Rights as a Stockholder or Employee.  A participant or transferee of a Stock Option shall have no right as a stockholder of the Company with respect to any shares covered by any grant under this Plan until the date of the issuance of a share certificate for such shares.  No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 8.2 hereof.  Nothing in the Plan or in any Stock Option agreement shall confer upon any Optionee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the Optionee's employment at any time.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer on this 14th day of April, 2000.

I. T. TECHNOLOGY, INC.
By: /s/ Levi Mochkin Name: Levi Mochkin Title: Chief Executive Officer
Attest: By: /s/ Jonathan Herzog Name: Jonathan Herzog Title: Secretary

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